UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 31, 2006
LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-12933 (Commission File Number)	94-2634797 (IRS Employer Identification Number)
4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01. Entry into a Material Definitive Agreement.
Restricted Stock Unit Grants to Non-employee Directors
     On January 31, 2006, Lam Research Corporation (the “Company”) made its annual equity grants to non-employee members of its Board of Directors in the form of restricted stock unit (“RSU”) awards under its 1997 Stock Incentive Plan (the “1997 Plan”). Each non-employee director received a grant of 5,000 RSU’s. Dr. Seiichi Watanabe who joined the Board on February 18, 2005 but had not previously received an equity grant was granted an additional 5,000 RSU’s for his 2005 board service.
     Each RSU represents a contingent right to receive one share of the Company’s common stock. The grants vest and become payable on the one year anniversary of the grant date provided that the grantee’s service to the Company is continuing.
     The grants were made, as applicable, pursuant to the form of 1997 Plan RSU Award Agreements attached as Exhibits 10.1 and 10.2 for U.S. and non-U.S. residents, respectively.
Adoption of Executive Incentive Plan Performance Goals for the First Half of Calendar Year 2006
     On February 3, 2006, based upon the recommendation of its Compensation Committee, the Board of Directors of the Company established target incentive amounts and a scale of performance goals under Lam’s 2004 Executive Incentive Plan for the first half of calendar year 2006 for Stephen G. Newberry, the Company’s Chief Executive Officer. Mr. Newberry was assigned a target incentive amount of 100% of his salary for the period. Actual incentive awards may range from zero to 2.25 times the target amounts based on both corporate and individual performance factors. To the extent that the actual performance (whether corporate or individual) falls below predetermined performance targets, incentive awards are determined as a declining percentage of the target incentive amounts. No incentive awards are paid under the Incentive Plan if predetermined minimum financial performance targets are not met. The performance goals included financial, operating and marketing objectives. Financial goals included revenue, gross margin, operating profit, and cash generation targets. Non-financial targets included certain market position objectives.
Item 9.01. Financial Statements and Exhibits
          (c) Exhibits

10.1	Form of Restricted Stock Unit Award Agreement (U.S. Agreement A) –Lam Research Corporation 1997 Stock Incentive Plan
10.2	Form of Restricted Stock Unit Award Agreement (non-U.S. Agreement I-A) –Lam Research Corporation 1997 Stock Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 6, 2006

LAM RESEARCH CORPORATION
By:	/s/ Martin B. Anstice
Martin B. Anstice
Group Vice President, Finance, Chief Financial Officer, and Chief Accounting Officer

Exhibit Index

Exhibit	Description
10.1	Form of Restricted Stock Unit Award Agreement (U.S. Agreement A) -Lam Research Corporation 1997 Stock Incentive Plan
10.2	Form of Restricted Stock Unit Award Agreement (non-U.S. Agreement I-A) -Lam Research Corporation 1997 Stock Incentive Plan